PHARMA-BIO SERV

CORPORATE PRESENTATION

JUNE 2016

LD Micro Conference

1. Who Are We
2. Our Strategy
3. Our Competitive Advantages

PHARMA-BIO SERV

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of Pharma-Bio Serv. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date of this presentation. Although Pharma-Bio Serv's management believes these expectations, estimates, or projections to be reasonable as of the date of this presentation, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, or other contingencies, which could cause its actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. Important factors that could cause Pharma-Bio Serv's actual results or performance to differ materially from the forward-looking statements include those set forth in the "Risk Factors" section of Pharma-Bio Serv's Annual Report on Form 10-K for the year ended October 31, 2015 and in its other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. Pharma-Bio Serv disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

What We Do

FDA and International agencies regulatory compliance related services for

- Pharmaceutical
- Biotechnology
- Chemical
- Medical Device
- Cosmetic
- Food, Supplements, and Allied Products Industries

PHARMA-BIO SERV

INTEGRATED SERVICES OVERVIEW

PHARMA-BIO SERV

SCIENZA LABS QUALITY TESTING SERVICES


EFFICIENT & COMPLIANT OPERATION
CONTINUOUS REGULATORY COMPLIANCE
PROJECT MANAGEMENT
LABORATORY & CALIBRATION SERVICES
ADVANCED KNOWLEDGE MANAGEMENT
QUALIFICATION & VALIDATION
TECHNOLOGY TRANSFER
REGULATORY AFFAIRS
QUALITY AND OPERATIONAL SYSTEMS SUPPORT & REMEDIATION
RISK MANAGEMENT
PROJECT MANAGEMENT OFFICE
STRATEGIC PLANNING, IMPROVEMENT, EXECUTION
MICROBIOLOGY & CHEMICAL ANALYTICAL SERVICES
METHODS TRANSFER & METHODS VALIDATION
ON-SITE CALIBRATION & PROGRAM MANAGEMENT
WORK FORCE ENHANCEMENT
INFORMATION TECHNOLOGY
TECHNICAL TRAINING

METROLOGIX CALIBRATION SERVICES

PHARMA SERV Academy

KEY DATA

- Company founded 23 years ago

- Progressive diversification of services and geographies – Now offering a comprehensive portfolio:
  - **Consulting Services** (compliance, regulatory affairs, qrm, qualification, validation, FDA/EMA readiness)
  - **Analytical Testing Services** (chemical and microbiological, raw materials characterization, release testing, monitoring, cleaning validation, method development and validation, stability)
  - **Metrology** (consulting, calibration and maintenance of precision equipment and instruments)
  - **Training and People Development** for lifesciences

PHARMA-BIO SERV

KEY DATA

- No Losing Quarter Since Inception
- Industry Leader In Regulatory And Compliance
- Exceptional Management Team With A History Of Driving Strong Growth And Consistent Profits.
- More Than 400 Professionals Around The Globe

PHARMA-BIO SERV



Clients include:

- 8 of the Top 10 Global Bio-Pharma Companies
- 7 of the Top 10 Global Medical Technology Companies

- Recognized for 10 consecutive years as one of the top Validation & Compliance Service companies in Puerto Rico by Caribbean Business.
- Offices in the United States, Puerto Rico, Ireland, Spain, and Brazil; and over 23 years of regulated industry support experience.

FDA Inspected and Regulated

Certified as Minority-Business Enterprise (MBE)
PA/NJ/DE/CA/CAROLINAS/PR

ISO 9001 Certified

EUROPEAN MEDICINES AGENCY
SCIENCE MEDICINES HEALTH
EMA Inspected and Regulated

Recipient of the President's "E" Award, for Export, in recognition of our achievements in making significant contributions to the increase of US exports.

Categorized as "Critical Industry Supplier" by PR Government (Law 154)

REVENUES - ALL DIVISIONS



No losing quarter since inception due to:
• Operational Flexibility
• No Debt
• Smart Investment
38,000,000
36,000,000
34,000,000
32,000,000
30,000,000
28,000,000
26,000,000
24,000,000
22,000,000
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
14,184,445
16,204,851
15,196,393
11,479,083
11,346,453
19,933,182
29,227,167
33,062,010
27,555,039
23,384,861
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

PHARMA-BIO SERV

PROFILE

Stock Symbol:	PBSV
Exchange:	OTC.QB
Recent Price:	$0.89 (06.02.16)
52-Week Range:	$0.65 to $1.20
Shares Outst:	23M (3.11.16)
Market Cap:	$20.5M (06.02.16)
2015 Revenue:	$23M
2015 Net Income:	$1.6M
Cash Reserves:	$15M
Fiscal year End:	Oct 31
Headquarters:	Dorado, Puerto Rico



PHARMA-BIO SERV

OUR STRATEGY

Organic Development and Mergers & Acquisitions Growth,

combining

High Profit Services (Consulting and Training) with

Medium Profit, Sustainable Commodities (Testing and Calibration)

Our Organic Strategy

More **Markets** and **Regions**

- **Brazil**'s Market data[1]:
  - Population 208 Millions
  - Pharmaceutical local production $20 Billions
  - GDP $2.3 Trillions – Unstable and slowly decreasing Economy (GDP growth rate -1.5%)
  - More than 600 local and international companies – 80% are locals, foreign firms (mostly from USA and EU supply 70% of market)
- Continue expanding in **USA**, **Europe,** and evaluating new **LATAM countries**– Current investment in sales force and management for the two regions

1- Data from 2013 and 2014

Our Organic Strategy

More **Markets** and **Regions**

More **Services**

SCIENZALABS
QUALITY TESTING SERVICES

METROLOGIX
CALIBRATION SERVICES

Our Organic Strategy

More **Markets** and **Regions**

More **Services**

Same markets and services, more **Industries**

Food Industry

Energy

Automotive

Aerospace

Our M&A Strategy

Retained T. R. Winston & Company for M & A Advisory.

Team members include:

- Michael Meyers, M.P.H., Managing Director and Head Of Investment Banking
- Scott Gottlieb M.D., formerly FDA Deputy Commissioner and a Resident Fellow at the American Enterprise Institute, among other T.R. Winston professionals.

Our Competitive Advantages

- Expansive Geographical Footprint
- Dual Culture
- Knowledge Of The Industry
- Flexibility
- Portfolio Of Services Covers The Full Product Life-cycle
- Past Strong And Constant Performance
- Strategy Potential
- Experienced People

ESTEEMED BOARD OF DIRECTORS

PHARMA-BIO SERV

Elizabeth Plaza - Chairman of the Board since 2006, Founder

Kirk Michel - Director since 2006

Dov Perlysky - Director since 2004

Howard Spindel - Director since 2006

Irving Wiesen - Director since 2006

Thank You!!

Investor Relations

Scott Gordon, President
CorProminence
377 Oak Street
Concourse 2
Garden City, NY 11530
Office: +1.631.703.4900
scottg@corprominence.com

PHARMA-BIO SERV